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EXHIBIT 99.2

GMAC COMMERCIAL FINANCE LLC
1290 Avenue of the Americas, 3rd Floor
New York, New York 10104

November 30, 2005

Edgen Carbon Products Group, L.L.C.
Edgen Alloy Products Group, L.L.C.
c/o Edgen Louisiana Corporation
18444 Highland Road
Baton Rouge, Louisiana 70809
Attention: David L. Laxton, III

Ladies and Gentlemen:

        Reference is hereby made to the Amended and Restated Loan and Security Agreement dated as of February 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among GMAC COMMERCIAL FINANCE LLC, as agent for the Lenders party thereto ("Agent"), the Lenders party thereto, EDGEN CARBON PRODUCTS GROUP, L.L.C., EDGEN ALLOY PRODUCTS GROUP, L.L.C., as Borrowers and certain other Loan Parties. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

        Borrowers have requested that Agent and Lenders consent to (i) the acquisition by Edgen Carbon of all of the capital stock of Murray International Metals, Inc. ("Murray"), a corporation organized under the laws of the State of Texas (the "Acquisition") and (ii) the issuance of the 9 7/8% Senior Secured Notes in favor of the Senior Note Holders in the principal amount of $31,000,000 ("Supplemental Notes") pursuant to the Supplemental Note Documentation (as defined in Amendment No. 1, as hereinafter defined), and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

        Agent and Lenders hereby consent to (i) the Acquisition, on the terms and conditions set forth in the Acquisition Agreement (as defined in Amendment No. 1) and (ii) the issuance of the Supplemental Notes, as more fully described in the Supplemental Note Documentation.

        In consideration of the foregoing consent, (i) Borrowers and all other Loan Parties agree that effective as of the date hereof the definition of "Applicable Margin" in the Loan Agreement is amended to (x) increase the "Applicable Margin for Domestic Rate Loans" from "Minus 0.50%" to "Zero percent (0%)" and (y) increase the "Applicable Margin for Eurodollar Rate Loans" from "1.50%" to "2.00%". and (ii) Borrower agrees to pay on the date hereof a consent fee equal to $25,000.

        Each Loan Party agrees, (a) (i) to enter into the Joinder and Amendment No. 1 to the Loan Agreement, substantially in the form attached hereto as Exhibit A ("Amendment No. 1"), with the Agent and the Lenders named therein and (ii) to satisfy the conditions of effectiveness contained in Amendment No. 1, each of clauses (i) and (ii) above to occur within one (1) Business Day of the closing of the Acquisition, and (b) within one (1) week of the closing of the Acquisition, to execute and deliver a collateral assignment of its rights under the Acquisition Agreement (as defined in Amendment No. 1), in form and substance reasonably satisfactory to Agent. Loan Parties acknowledge and agree that their failure to satisfy the foregoing requirements within the aforementioned time limits shall constitute an Event of Default giving rise to all rights and remedies of Agent and the Lenders under the Loan Agreement. Upon the execution and delivery by the Loan Parties of Amendment No. 1, Agent and Lenders agree to execute and deliver such Amendment No. 1.

        Notwithstanding the fact that this consent shall be effective immediately upon the execution hereof, for the avoidance of doubt each Loan Party acknowledges and agrees that it shall use reasonable efforts to obtain a confirmation from the Trustee and Senior Note Agent, in form and substance reasonably satisfactory to Agent, that the terms of the Intercreditor Agreement remain in full force and effect.

        Loan Parties represent and warrant that they have delivered to Agent the Acquisition Agreement and all material agreements executed and delivered in connection with the Acquisition and the Supplemental Note Documentation.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

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        Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any of Agent's or any Lenders' rights, powers or remedies, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

Sincerely,
GMAC COMMERCIAL FINANCE LLC, as Agent and as Lender
By:	/s/ FRANK DICEGLIE Name: Frank DiCeglie Title:
ACCEPTED AND AGREED:
BORROWERS:
EDGEN CARBON PRODUCTS GROUP, L.L.C. EDGEN ALLOY PRODUCTS GROUP, L.L.C.
By:	/s/ DAVID L. LAXTON, III Name: David L. Laxton, III Title: Secretary
ACKNOWLEDGED AND CONFIRMED:
GUARANTORS:
EDGEN CORPORATION EDGEN LOUISIANA CORPORATION
By:	/s/ DAVID L. LAXTON, III Name: David L. Laxton, III Title: Secretary

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Exhibit A

JOINDER AND AMENDMENT NO. 1

to

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        JOINDER AND AMENDMENT NO. 1 (this "Amendment") is entered into as of                , 2005, by and among EDGEN CARBON PRODUCTS GROUP, L.L.C., a limited liability company organized under the laws of the State of Louisiana ("Edgen Carbon"), EDGEN ALLOY PRODUCTS GROUP, L.L.C., a limited liability company organized under the laws of the State of Louisiana ("Edgen Alloy") (Edgen Carbon and Edgen Alloy, each individually a "Borrower" and collectively, the "Borrowers"), EDGEN CORPORATION, a corporation organized under the laws of the State of Nevada ("Holdings"), EDGEN LOUISIANA CORPORATION, a corporation organized under the laws of the State of Louisiana ("Sub-Holdings" and, together with Holdings and each other Person designated as such on the signature pages hereto, each an "Existing Guarantor" and collectively, the "Existing Guarantors"), MURRAY INTERNATIONAL METALS, INC., a corporation organized under the laws of Texas ("Murray", and together with the Existing Guarantors, each a "Guarantor" and collectively, the "Guarantors"), the financial institutions which are now or which hereafter become a party to the Loan Agreement (as hereinafter defined) (each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware ("GMAC CF"), as agent for Lenders (GMAC CF, in such capacity, the "Agent").

BACKGROUND

        Borrowers, Existing Guarantors, Agent and Lenders are parties to an Amended and Restated Loan and Security Agreement dated as of February 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

        Pursuant to a consent letter dated November 30, 2005 (the "Consent Letter"), Agent and Lenders have consented to (i) the acquisition by Edgen Carbon of all of the capital stock of Murray (the "Acquisition") and (ii) the issuance of the 9 7/8% Senior Secured Notes in favor of the Senior Note Holders in the amount of $31,000,000, as more fully described in the Supplemental Note Documentation (as hereinafter defined). The Acquisition and issuance under the Supplemental Note Documentation have each been consummated.

        As required under the Consent Letter and the terms of the Loan Agreement, the Loan Parties have agreed to enter into this Joinder and Amendment No. 1, which shall, among other things, effectuate the joinder of Murray to the Loan Agreement as a Guarantor.

        NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of each Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Definitions.    All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

        2.    Joinder.

          (a)   Subject to satisfaction of the conditions precedent set forth in Section 4 below, Murray is hereby added as a Guarantor under the Loan Agreement, and all references to "Guarantor", "Guarantors", "Loan Party" or "Loan Parties" thereunder and under all of the Other Documents shall hereafter be deemed to include Murray. Murray hereby adopts the Loan Agreement, pursuant to the terms of Article XV thereof, and each of the Other Documents and assumes in full, and acknowledges that it is jointly and severally liable, together with the other Loan Parties, for the payment, discharge, satisfaction and performance of all Obligations under the Loan Agreement and the Other Documents. For the avoidance of doubt, Murray shall be considered a Restricted Subsidiary. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance of the Obligations, Murray hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of Lenders a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. The parties hereto confirm the priority of the Lien of Agent in the Collateral is subject to the terms of the Intercreditor Agreement. Agent is hereby authorized to file one or more UCC-1 financing statements in the applicable jurisdiction(s) with respect to such security interest.

          (b)   Notwithstanding any other provisions of this Agreement or the Loan Agreement, (x) Murray's Receivables and Inventory shall not be included in the Formula Amount until each of the following conditions to the initial inclusion of such Receivables and Inventory have been met: (i) the merger of Murray with and into Edgen Carbon or another Borrower under the Loan Agreement (the "Merger") or Murray otherwise becoming a Borrower under the Loan Agreement; (ii) Agent shall have received a completed documentation information questionnaire, in form and substance satisfactory to Agent, with respect to Murray; (iii) Agent shall have completed its due diligence with respect to Murray, which results shall be reasonably satisfactory to Agent; and (iv) such Receivables and Inventory are otherwise eligible under the Loan Agreement; (y) the Merger shall not occur and/or Murray shall not be designated as a "Borrower" until Agent shall have completed its review of disclosure schedules with respect to the Acquisition of Murray as such schedules relate to Murray and related information reasonably requested by Agent, which review shall be reasonably satisfactory to Agent and so long as no Default or Event of Default shall result from such Merger and (z) prior to the Merger or Murray otherwise becoming a Borrower, Murray shall be permitted to receive a maximum of $1,000,000 in intercompany loans at any time outstanding; provided, however, (a) Edgen Carbon may make a one-time loan to Murray on the closing date of the Acquisition in an aggregate amount of $5,000,000, the proceeds of which shall be used to repay Murray Metals Group Limited or one of its affiliates in connection with the Acquisition and (b) upon the satisfaction of the conditions set forth in Section 4(g), hereof Murray may receive intercompany loans in accordance with Loan Agreement.

          (c)   Notwithstanding any other provision of this Agreement, until the earliest of (x) the occurrence of an Event of Default; (y) the date which is ninety (90) days from the date hereof, and (z) the date of the Merger, Murray may deposit Collateral (or proceeds thereof) into its bank account at Wells Fargo Bank, Houston, Texas without compliance with Section 4.15(h) of the Loan Agreement.

        3.    Amendment.    Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

          (a)   Section 1.2 of the Loan Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical positions:

      "Acquisition Agreement" shall mean the Agreement for the Sale and Purchase of Stock in Murray International Metals, Inc., dated as of                 , 2005, by and among Edgen Carbon and the Seller.

      "Amendment No. 1 Effective Date" shall mean                        , 2005.

      "Seller" shall mean Murray International Metals Limited.

      "Supplemental Note Documentation" shall mean the Second Supplemental Indenture dated as of                        , 2005 by and among the Borrowers, Existing Guarantors, Murray and the Bank of New York, as trustee and collateral agent.

          (b)   Section 7.7(g)(ii) of the Loan Agreement is hereby amended by deleting "$105,000,000" and replacing the same with "$136,000,000".

        4.    Conditions of Effectiveness.    This Amendment shall become effective upon the satisfaction (or waiver in writing) of each of the following conditions:

          (a)   Agent's receipt of four (4) copies of this Amendment duly executed by each Loan Party;

          (b)   Agent's receipt of a completed documentation information questionnaire, in form and substance satisfactory to Agent;

          (c)   Agent's receipt of a certificate from the secretary or an assistant secretary of Murray, evidencing the incumbency of all officers who are authorized to sign this Amendment and any Other Documents on behalf of Murray, and attaching (i) Murray's certificate of incorporation and by-laws and all amendments thereto, and (ii) a copy of the resolutions, in form and substance reasonably satisfactory to Agent, of the board of directors of Murray authorizing the execution, delivery and performance of this Amendment and the transactions contemplated herein;

          (d)   Agent's receipt of good standing certificates for Murray dated not more than thirty (30) days prior to the date hereof, issued by the secretary of state of Murray's jurisdiction of incorporation and each jurisdiction where the conduct of Murray's business activities or the ownership of its properties necessitates qualification;

          (e)   Agent's receipt of executed copies of the Acquisition Agreement and all agreements, instruments and documents executed in connection therewith, and evidence that the transactions contemplated by such documentation were consummated prior to or simultaneously to the Amendment No.1 Effective Date;

          (f)    Agent's receipt of UCC, tax and judgment lien searches with respect to Murray, the results of which shall be acceptable to Agent;

          (g)   Agent's receipt of the disclosure schedules with respect to the Acquisition of Murray as such schedules relate to Murray, revised Schedules to the Loan Agreement and related information reasonably requested by Agent ("Revised Schedules/Information") reflecting the Acquisition and the issuance of Indebtedness under the Supplemental Note Documentation. The Revised Schedules/Information shall not reflect a Material Adverse Effect on the operations or condition (financial or otherwise) of the Loan Parties, individually or in the aggregate and the revised Schedules to the Loan Agreement shall be deemed to supplement the existing Schedules to the Loan Agreement for all purposes of the Loan Agreement;

          (h)   Agent's receipt of executed copies of the Supplemental Note Documentation and all agreements, instruments and documents executed in connection therewith, and evidence that the transactions contemplated by such documentation were consummated prior to or simultaneously to the Amendment No.1 Effective Date; and

          (i)    Agent's receipt of such other certificates, instruments, documents and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

        5.    Representations and Warranties.    Each Loan Party hereby represents and warrants as follows:

          (a)   This Amendment constitutes, and the Loan Agreement continues to constitute, legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms.

          (b)   Upon the effectiveness of this Amendment, such Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c)   No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d)   Such Loan Party has no defense, counterclaim or offset with respect to the Loan Agreement.

        6.    Additional Representations and Warranties of Murray.    Murray hereby further represents and warrants as follows:

          (a)   Upon the effectiveness of this Amendment, all covenants, representations and warranties made in the Loan Agreement shall be deemed to have been made by Murray as of the effective date of this Amendment.

          (b)   Murray has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder, under the Loan Agreement and the Other Documents. The execution, delivery and performance of this Amendment and the transactions contemplated herein (i) are within Murray's corporate powers, have been duly authorized, are not in contravention of the terms of Murray's certificate of incorporation, by-laws or other applicable documents relating to Murray's formation and (ii) will not (A) conflict with applicable law, (B) conflict with, result in any breach in any of the provisions of or constitute a default under any material agreement or undertaking to which Murray is a party or by which Murray is bound and (C) result in the creation of any Lien except Permitted Encumbrances upon any asset of Murray under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Murray is a party or by which Murray or its property may be bound except for any conflict, breach or default under clause (A) and (B) of this clause (ii) which could not reasonably be expected to have a Material Adverse Effect.

          (c)   Murray is duly organized and in good standing under the laws of the State of Texas and is qualified to do business and is in good standing in such states which constitute all states in which qualification and good standing are necessary for Murray to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Murray has delivered to the Agent true and complete copies of its certificate of incorporation and by-laws, and will promptly notify the Agent of any amendment or changes thereto. Murray's exact name is set forth in the first paragraph to this Amendment.

          (d)   (i) Murray has not been known by any other name within the five (5) years prior to the Amendment No. 1 Effective Date, (ii) Murray sells Inventory under no other name, and (iii) Murray has not been the surviving entity of a merger or consolidation nor has acquired all or substantially all of the assets of any person or entity as of the Amendment No. 1 Effective Date.

        7.    Effect on the Loan Agreement.

          (a)   Upon the effectiveness of Sections 2 and 3 above, each reference in the (x) Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (y) Other Documents to the "Loan and Security Agreement" or otherwise to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

          (b)   The Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith, except as expressly provided herein.

        8.    Governing Law.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

        9.    Headings.    Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        10.    Counterparts; Facsimile.    This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

        IN WITNESS WHEREOF, this Joinder and Amendment No. 1 has been duly executed as of the day and year first written above.

EDGEN CARBON PRODUCTS GROUP, L.L.C., as a Borrower and as a Guarantor
By:
Name:	David L. Laxton, III
Title:	Secretary and Manager
EDGEN ALLOY PRODUCTS GROUP, L.L.C., as a Borrower and as a Guarantor
By:
Name:	David L. Laxton, III
Title:	Secretary and Manager
EDGEN CORPORATION, as a Guarantor
By:
Name:	David L. Laxton, III
Title:	Secretary, Chief Financial Officer and Senior Vice President
EDGEN LOUISIANA CORPORATION, as a Guarantor
By:
Name:	David L. Laxton, III
Title:	Secretary, Chief Financial Officer and Senior Vice President
MURRAY INTERNATIONAL METALS, INC., as a Guarantor
By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as Lender and as Agent
By:
Name:
Title:

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GMAC COMMERCIAL FINANCE LLC 1290 Avenue of the Americas, 3rd Floor New York, New York 10104
Exhibit A
JOINDER AND AMENDMENT NO. 1 to AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
BACKGROUND